UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020

HIGHWATER ETHANOL, LLC
(Exact name of registrant as specified in its charter)

Minnesota	333-137482	20-4798531
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

24500 US HWY 14, PO Box 96, Lamberton, MN	56152
(Address of principal executive offices)	(Zip Code)

(507) 752-6160
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

    On September 23, 2020 (dated effective September 14, 2020), Highwater Ethanol, LLC (the "Company") and Compeer Financial, PCA f/k/a AgStar Financial Services, PCA, as administrative agent, ("Compeer"), executed a Second Amendment to Second Amended and Restated Credit Agreement (the "Second Amendment"), which amends the Second Amended and Restated Credit Agreement dated January 22, 2016. In connection therewith, as of the same date, the Company executed a Term Note and a Fourth Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Fixture Financing Statement with Compeer and a Term Note with AgCountry Farm Credit Services, PCA.

The Amendment provides for a $6,000,000 term loan (the "2020 Term Loan") to be used to fund certain improvements to the ethanol production facility (the "Facility Improvement Project"). The Term Loan is subject to a variable interest rate based on the Wall Street Journal's Prime Rate plus 45 basis points. Beginning on October 1, 2020, monthly principal payments are due on the 2020 Term Loan of $250,000 plus accrued interest. Payments of all amounts outstanding are due on September 14, 2022. The Company paid $30,000 in commitment and amendment fees. The loan facility with Compeer is secured by substantially all business assets and also subjects the Company to various financial and non-financial covenants that limit distributions and debt and require minimum debt service coverage, tangible net worth, and working capital requirements.

In addition, the Company is limited to annual capital expenditures of $5,000,000 in the aggregate without prior approval, incurring additional debt over certain amounts without prior approval, and making additional investments without prior approval. The Second Amendment provides for Compeer's consent to the Facility Improvement Project which will be in addition to capital expenditures for the 2020 fiscal year.

Item 9.01 Financial Statements and Exhibits

(a)None.

(b)None.

(c)None.

(d)Exhibits.

Exhibit No.	Description

99.1	Second Amendment to Second Amended and Restated Credit Agreement
99.2	Fourth Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Fixture Financing Statement
99.3	Term Note with Compeer Financial, PCA
99.4	Term Note with AgCountry Farm Credit Services, PCA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHWATER ETHANOL, LLC

Date: September 24, 2020	/s/ Brian Kletscher
Brian Kletscher, President and Chief Executive Officer